SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  December 17, 1996



                 GANDER MOUNTAIN, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            0-14579            39-1742710
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


        P.O. Box 128, Highway W
          Wilmot, Wisconsin                    53192
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(414) 862-2331

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     Item 5.  Other Events.

Gander Mountain, Inc. issued a press release on December 17, 1996, announcing that it had received clearance from the U.S. Bankruptcy Court in Milwaukee
(the "Bankruptcy Court") to send its Reorganization
Plan, Ballots and Disclosure Statement to shareholders for review and approval. The Company issued a second press release on December 18, 1996, to clarify the fact that the headline of the earlier release may have indicated that the Bankruptcy Court had approved the Reorganization Plan when, in fact, only the Disclosure
Statement was approved.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release issued by the Company on December 17, 1996.

     99.2 Press Release issued by the Company on December 18, 1996.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 19, 1996       GANDER MOUNTAIN, INC.



                           By:   /s/ Kenneth J. Guerrini
                                 -----------------------
                                 Kenneth J. Guerrini,
                                 General Controler

                     EXHIBIT INDEX


   Exhibit No.                     Description

     99.1             Press Release, dated December 17, 1996.

     99.2             Press Release, dated December 18, 1996.